Exhibit 99.1

PRESS RELEASE
Contact:	Mark Hood
SVP, Chief Financial Officer
Phone:	314-633-7255

Panera Bread Company to Present at Banc of America Securities
33rd Annual Investment Conference

St. Louis, MO September 15, 2003 — Panera Bread Company (Nasdaq: PNRA) will be presenting at Banc of America Securities 33rd Annual Investment Conference to be held in San Francisco on Wednesday, September 17, 2003 at 10:30 AM PDT. An audio webcast of the presentation will be available over the Internet at http://www.veracast.com/webcasts/bas/33rd-annual-2003/id65207493.cfm, and an audio webcast of the breakout session will be available at http://www.veracast.com/webcasts/bas/33rd-annual-2003/id76208869.cfm. A replay of both will be available through Friday, October 3rd.